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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549



                                  FORM 8-K



                               CURRENT REPORT



                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



              Date of Report (Date of earliest event reported)
                               April 17,  1997



                      PERPETUAL MIDWEST FINANCIAL, INC.
           ------------------------------------------------------
           (Exact name of Registrant as specified in its Charter)



    DELAWARE                            0-23368                    42-1415490
--------------------------------------------------------------------------------
(State or other                  (Commission File Number)          (IRS Employer
 jurisdiction of                                                  Identification
incorporation)                                                        Number)



        700 FIRST AVENUE, N.E., CEDAR RAPIDS, IOWA             52407
     ------------------------------------------------------------------
     (Address of principal executive offices)                (Zip Code)



     Registrant's telephone number, including area code: (319) 366-1851
     ------------------------------------------------------------------


                                     N/A
        -------------------------------------------------------------
        (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS


1) Perpetual Midwest Financial, Inc. (the "Registrant") issued a press release dated April 17, 1997, attached hereto as Exhibit 28.1 announcing their earnings for the quarter ended March 31, 1997.

2) Perpetual Midwest Financial, Inc. (the "Registrant") issued a press release dated April 17, 1997, attached hereto as Exhibit 28.2 announcing their declaration of a cash dividend payable May 15, 1997 to shareholders of record April 30, 1997.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


 (c)    Exhibits
     1) Exhibit 28.1          Press Release dated April 17, 1997-earnings
        release for quarter ended 3-31-97.

     2) Exhibit 28.2          Press Release dated April 17, 1997-declaration of
        cash dividend for shareholders of record on April 30, 1997 and payable May 15, 1997.




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            PERPETUAL MIDWEST FINANCIAL, INC.



Date:   April 17, 1997                           By: /s/ Rick L. Brown
        --------------------------                   ---------------------------
                                                     Rick  L. Brown
                                                     Sr. Vice President




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